Exhibit 99.1

Access National Increases Dividend, Reports Second Quarter Earnings

RESTON, Va.--(BUSINESS WIRE)--July 18, 2014--Access National Corporation (NASDAQ: ANCX), parent company for Access National Bank (Bank), reported second quarter 2014 net income of $3.1 million, or $0.29 per common share. This represents the Corporation’s 56th consecutive quarterly profit over its 58 quarter history. Consistent with management’s stated objective of a 40%-50% payout ratio against core earnings, the Board of Directors declared a cash dividend of $0.13 per share for holders of record as of August 4, 2014 and payable on August 25, 2014. The increase in routine dividend reflects Management’s favorable performance outlook and comfort with a favorable capital position.

Overall, second quarter 2014 pretax earnings fell when compared to second quarter 2013 pretax earnings by $781 thousand due to a decrease in mortgage segment pretax earnings of $1.3 million. Positively offsetting the reduction in mortgage segment pretax earnings was an increase in the banking segment pretax earnings of 11.3% or $477 thousand during the second quarter of 2014 in comparison to the second quarter of 2013. Pretax earnings were also positively impacted by a $62 thousand reduction in pretax loss of the Wealth Management Segment for the second quarter of 2014 when compared to the second quarter of 2013.

Net interest margin for the first six months of 2014 decreased from 3.81% to 3.79% when compared to the same period in 2013. On a linked quarter basis, the margin increased slightly to 3.80% for the three months ended June 30, 2014 compared to 3.78% for the three months ended March 30, 2014.

On a consolidated basis, the Corporation reported annualized return on average assets of 1.30% and 1.20% for the three and six month periods ended June 30, 2014, respectively. Meanwhile, the annualized return on average equity was 12.93% and 11.69% for the three and six months ended June 30, 2014, respectively.

Total assets at June 30, 2014 amounted to $999.2 million compared to $847.2 million at December 31, 2013, an overall increase of $152.0 million. An increase in loans held for investment of $53.0 million, a $20.8 million increase in interest-bearing balances, a $33.8 million growth in investment securities, a growth in loans held for sale of $26.6 million, and a $17.4 million increase in other assets due to a $15 million BOLI purchase accounted for the majority of this increase. The second quarter of 2014 reflected loan growth in all categories of the loans held for investment portfolio with the exception of commercial real estate – owner occupied which experienced a slight decrease. Overall, the portfolio of loans held for investment grew at an annualized rate of 15.45% with commercial loans increasing by the largest dollar amount.

Total deposits at June 30, 2014 increased $218.8 million from December 31, 2013 due mainly to an increase in demand deposits of $81.3 million, an increase in interest-bearing demand deposits of $34.4 million, and an increase in Certificate of Deposit Account Registry Service (CDARS) deposits totaling $108.0 million. The deliberate increase in CDARS during the most recent period was to partially offset the increase in securities, the increase in loans held for sale from December 31, 2013, and reduce short-term borrowings. Management continues to focus on expanding business banking relationships as evidenced by the 42.82% year-to-date growth in demand deposits.

Non-performing assets (NPAs) decreased 26.2% to $1.9 million at June 30, 2014, from $2.5 million at December 31, 2013, representing 0.19% and 0.30% of total assets, respectively. The Corporation did not have other real estate owned at June 30, 2014. The allowance for loan losses remained at $13.2 million or 1.78% and 1.91% of total loans held for investment as of June 30, 2014 and December 31, 2013, respectively.

Book value per common share increased from $8.79 at December 31, 2013 to $9.22 at June 30, 2014. The ratio of total equity to total assets for Access National Corporation and its subsidiary bank was 9.6% at June 30, 2014, within the Corporation’s target range of 8.00% to 10.50%.

Access National Corporation is the parent company of Access National Bank, an independent, nationally chartered bank serving the business community of the greater Washington DC Metropolitan area. Additional information is available on our website at www.AccessNationalBank.com. Shares of Access National Corporation are traded on the NASDAQ Global Market under the symbol "ANCX".

This press release contains “forward-looking statements” within the meaning of the federal securities laws. These statements may be identified as “may”, “could”, “expect”, “believe”, anticipate”, “intend”, “plan” or variations thereof. These forward-looking statements may contain information related to those matters such as the Company’s intent, belief, or expectation with respect to matters such as financial performance. Such statements are necessarily based on assumptions and estimates and are inherently subject to a variety of risks and uncertainties concerning the Company’s operations and business environment, which are difficult to predict and beyond control of the Company. Such risks and uncertainties could cause the actual results of the Company to differ materially from those matters expressed or implied in such forward-looking statements. For an explanation of certain risks and uncertainties associated with forward-looking statements, please refer to the Company’s Annual Report on Form 10-K and other SEC filings.

Access National Corporation
Consolidated Balance Sheet

	June 30,	December 31,	June 30,
	2014	2013	2013
(In Thousands Except for Share and Per Share Data)	(Unaudited)		(Unaudited)

ASSETS

Cash and due from banks	$11,702	$8,117	$11,499

Interest-bearing balances and federal funds sold	36,119	15,302	35,123

Investment securities:
Available-for-sale, at fair value	114,227	76,552	69,427
Held-to-maturity, at amortized cost (fair value of $12,309, $15,662 and $15,530)	12,412	16,277	15,861
Total investment securities	126,639	92,829	85,288

Restricted Stock, at amortized cost	5,361	8,559	4,284

Loans held for sale - at fair value	51,001	24,353	48,887

Loans held for investment net of allowance for loan losses of $13,211, $13,136 and $13,007, respectively	726,914	673,919	628,457

Premises, equipment and land, net	8,326	8,389	8,434

Other assets	33,125	15,714	19,711

Total assets	$999,187	$847,182	$841,683

LIABILITIES AND SHAREHOLDERS' EQUITY

LIABILITIES
Noninterest-bearing deposits	$271,225	$189,908	$220,474

Savings and interest-bearing deposits	235,704	200,196	190,179

Time deposits	284,824	182,868	249,205

Total deposits	791,753	572,972	659,858

Short-term borrowings	100,453	172,855	70,161

Subordinated debentures	-	-	6,186

Other liabilities and accrued expenses	10,845	10,221	10,898

Total Liabilities	903,051	756,048	747,103

SHAREHOLDERS' EQUITY
Common stock $0.835 par value; 60,000,000 authorized; issued and outstanding,10,422,324, 10,369,420 and 10,285,212 shares, respectively	8,703	8,659	8,588

Additional paid in capital	17,994	17,320	16,719

Retained earnings	70,205	67,121	70,653

Accumulated other comprehensive income (loss), net	(766)	(1,966)	(1,380)

Total shareholders' equity	96,136	91,134	94,580

Total liabilities and shareholders' equity	$999,187	$847,182	$841,683

Access National Corporation
Consolidated Statement of Operations

	Three Months Ended	Six Months Ended
	June 30, 2014	June 30, 2014	June 30, 2013
(In Thousands Except for Share and Per Share Data)	(unaudited)	(unaudited)

INTEREST INCOME
Interest and fees on loans	$8,854	$17,313	$17,206

Interest on federal funds sold and bank balances	27	45	54

Interest on securities	621	1,089	982
Total interest income	9,502	18,447	18,242

INTEREST EXPENSE
Interest on deposits	787	1,515	1,967

Interest on other borrowings	52	128	134
Total interest expense	839	1,643	2,101
Net interest income	8,663	16,804	16,141

Provision for loan losses	-	-	225
Net interest income after provision for loan losses	8,663	16,804	15,916

NONINTEREST INCOME
Service charges and fees	181	358	307

Gain on sale of loans	3,787	5,515	15,001

Other Income	1,348	2,699	3,559
Total noninterest income	5,316	8,572	18,867

NONINTEREST EXPENSE
Salaries and benefits	5,952	10,839	14,868

Occupancy and equipment	660	1,367	1,320

Other operating expense	2,606	4,669	7,000
Total noninterest expense	9,218	16,875	23,188
Income before income tax	4,761	8,501	11,595

Income tax expense	1,697	3,023	4,387
NET INCOME	3,064	5,478	7,208

Earnings per common share:
Basic	$0.29	$0.52	$0.70
Diluted	$0.29	$0.52	$0.69

Average outstanding shares:
Basic	10,411,085	10,401,083	10,314,592
Diluted	10,454,712	10,450,899	10,408,735

Performance and Capital Ratios

	Three Months	Three Months	Six Months	Six Months	Twelve Months
	Ended	Ended	Ended	Ended	Ended
	June 30,	March 31,	June 30,	June 30	December 31,
(Dollars In Thousands Except for Share and Per Share Data)	2014	2014	2014	2013	2013

Return on average assets (annualized)	1.30%	1.10%	1.20%	1.66%	1.55%
Return on average equity (annualized)	12.93%	10.43%	11.69%	15.41%	14.00%
Net interest margin	3.80%	3.78%	3.79%	3.81%	3.85%
Efficiency ratio - Bank only	48.44%	50.98%	49.67%	52.26%	49.50%
Total average equity to earning assets	10.38%	10.75%	10.56%	11.04%	11.28%

Averages
Assets	$944,452	$879,984	$912,396	$869,285	$854,572
Loans held for investment	720,634	698,429	709,593	636,129	648,744
Loans held for sale	27,502	18,708	23,129	62,222	42,667
Interest-bearing deposits & federal funds sold	42,055	39,251	40,661	48,567	46,217
Investment securities	121,080	102,398	111,791	100,317	97,260
Earning assets	912,889	861,170	887,172	847,411	836,129
Interest-bearing deposits	499,435	441,757	470,755	542,078	485,860
Total deposits	743,037	638,211	690,913	722,123	678,531
Repurchase agreements & federal funds purchased	20,082	23,374	21,719	26,807	25,524
Short term borrowings	76,978	115,944	96,354	11,066	43,077
Long-term borrowings	-	-	-	6,186	3,135
Equity	$94,800	$92,593	$93,703	$93,541	$94,352

Banking segment - income before taxes	$4,704	$4,181	$8,885	$8,025	$17,330
Mortgage segment - income before taxes	$583	$3	$586	$4,695	$4,879
Wealth Management segment - loss before taxes	$(148)	$(8)	$(156)	$(397)	$(751)
Other segments - loss before taxes	$(378)	$(436)	$(814)	$(728)	$(1,017)

Allowance for loan losses/loans held for investment	1.78%	1.84%	1.78%	2.03%	1.91%
Total NPA	1,872	2,510	1,872	2,299	2,535
NPA to total assets	0.19%	0.27%	0.19%	0.27%	0.30%

Mortgage loan originations and brokered loans	$109,250	$70,570	$179,820	$389,107	$574,951
Gain on sale of mortgage loans net hedging activity	$3,733	$2,293	$6,026	$13,886	$24,669
Allowance for losses on mortgage loans sold	$4,633	$4,645	$4,633	$4,645	$4,645

Wealth Management segment - assets under management	$454,000	$432,000	$454,000	$188,000	$257,000

Book value per common share	$9.22	$9.00	$9.22	$9.20	$8.79
Dividends paid per share	$0.12	$0.11	$0.23	$0.19	$1.11

Composition of Loan Portfolio

	June 30, 2014		March 31, 2014		December 31, 2013
(Dollars In Thousands)	Amount	Percentage of Total	Amount	Percentage of Total	Amount	Percentage of Total
Commercial real estate - owner occupied	$190,895	25.79%	$204,725	28.56%	$196,804	28.65%

Commercial real estate - non-owner occupied	110,968	14.99	93,366	13.02	90,676	13.20
Residential real estate	179,018	24.19	176,914	24.68	173,639	25.27
Commercial	211,742	28.61	192,890	26.91	182,220	26.52
Real estate construction	40,520	5.47	42,766	5.97	38,842	5.65
Consumer	6,982	0.95	6,196	0.86	4,874	0.71
Total loans	$740,125	100.00%	$716,857	100.00%	$687,055	100.00%
Less allowance for loan losses	13,211		13,171		13,136
	$726,914		$703,686		$673,919

Composition of Deposits

	June 30, 2014		March 31, 2014		December 31, 2013
(Dollars In Thousands)	Amount	Percentage of Total	Amount	Percentage of Total	Amount	Percentage of Total

Demand deposits	$271,225	34.26%	$229,059	28.44%	$189,908	33.14%
Interest-bearing demand deposits	120,122	15.17	116,195	14.43	85,735	14.96
Savings and money market	115,365	14.57	123,358	15.32	114,169	19.93
CDARS-time deposits	155,480	19.64	200,142	24.85	47,535	8.30
Brokered deposits	13,334	1.68	13,709	1.69	14,103	2.46
Time deposits	116,227	14.68	122,961	15.27	121,522	21.21
Total Deposits	$791,753	100.00%	$805,424	100.00%	$572,972	100.00%

Yield on Average Earning Assets and Rates on Average Interest-Bearing Liabilities
Three Months Ended

	June 30, 2014			June 30, 2013
	Average	Income /	Yield /	Average	Income /	Yield /
(Dollars In Thousands)	Balance	Expense	Rate	Balance	Expense	Rate

Assets:
Interest-earning assets:
Securities	$122,698	$621	2.02%	$94,358	$447	1.90%
Loans held for sale	27,502	297	4.32%	49,814	430	3.45%
Loans(1)	720,634	8,558	4.75%	645,654	8,181	5.07%
Interest-bearing balances and federal funds sold	42,055	27	0.26%	38,310	29	0.30%
Total interest-earning assets	912,889	9,502	4.16%	828,136	9,087	4.39%
Noninterest-earning assets:
Cash and due from banks	9,223			11,922
Premises, land and equipment	8,383			8,501
Other assets	27,139			14,576
Less: allowance for loan losses	(13,183)			(12,936)
Total noninterest-earning assets	31,562			22,063
Total Assets	$944,452			$850,200

Liabilities and Shareholders' Equity:
Interest-bearing deposits:
Interest-bearing demand deposits	$109,602	$62	0.23%	$62,215	$25	0.16%
Money market deposit accounts	115,355	58	0.20%	122,468	73	0.24%
Savings accounts	3,353	3	0.36%	2,499	1	0.18%
Time deposits	271,125	664	0.98%	321,558	867	1.08%
Total interest-bearing deposits	499,435	787	0.63%	508,740	966	0.76%
Borrowings:
FHLB Advances	76,978	47	0.24%	17,011	11	0.26%
Securities sold under agreements to repurchase and federal funds purchased	20,082	5	0.10%	23,265	4	0.08%
Subordinated Debentures	-	-	0.00%	6,186	53	3.43%
Total borrowings	97,060	52	0.21%	46,462	68	0.59%
Total interest-bearing deposits and borrowings	596,495	839	0.56%	555,202	1,034	0.74%
Noninterest-bearing liabilities:
Demand deposits	243,602			191,009
Other liabilities	9,555			9,254
Total liabilities	849,652			755,465
Shareholders' Equity	94,800			94,735
Total Liabilities and Shareholders' Equity	$944,452			$850,200

Interest Spread(2)			3.60%			3.64%

Net Interest Margin(3)		$8,663	3.80%		$8,053	3.89%

(1)	Loans placed on nonaccrual status are included in loan balances
(2)	Interest spread is the average yield earned on earning assets, less the average rate incurred on interest-bearing liabilities.
(3)	Net interest margin is net interest income, expressed as a percentage of average earning assets.

Yield on Average Earning Assets and Rates on Average Interest-Bearing Liabilities
Six Months Ended

	June 30, 2014			June 30, 2013
	Average	Income /	Yield /	Average	Income /	Yield /
(Dollars In Thousands)	Balance	Expense	Rate	Balance	Expense	Rate

Assets:
Interest earning assets:
Securities	$113,789	$1,089	1.91%	$100,493	$982	1.95%
Loans held for sale	23,129	499	4.31%	62,222	1,044	3.36%
Loans(1)	709,593	16,814	4.74%	636,129	16,162	5.08%
Interest-bearing balances and federal funds sold	40,661	45	0.22%	48,567	54	0.22%
Total interest earning assets	887,172	18,447	4.16%	847,411	18,242	4.31%
Noninterest earning assets:
Cash and due from banks	8,420			11,659
Premises, land and equipment	8,381			8,521
Other assets	21,604			14,466
Less: allowance for loan losses	(13,182)			(12,773)
Total noninterest earning assets	25,223			21,873
Total Assets	$912,396			$869,285

Liabilities and Shareholders' Equity:
Interest-bearing deposits:
Interest-bearing demand deposits	$107,719	$120	0.22%	$73,571	$67	0.18%
Money market deposit accounts	114,740	115	0.20%	120,707	162	0.27%
Savings accounts	3,112	5	0.32%	2,472	2	0.16%
Time deposits	245,184	1,275	1.04%	345,328	1,736	1.01%
Total interest-bearing deposits	470,755	1,515	0.64%	542,078	1,967	0.73%
Borrowings:
FHLB Advances	96,354	117	0.24%	11,066	15	0.27%
Securities sold under agreements to repurchase and federal funds purchased	21,719	11	0.10%	26,807	13	0.10%
Subordinated Debentures	-	-	0.00%	6,186	105	3.39%
Total borrowings	118,073	128	0.22%	44,059	133	0.60%
Total interest-bearing deposits and borrowings	588,828	1,643	0.56%	586,137	2,101	0.72%
Noninterest-bearing liabilities:
Demand deposits	220,158			180,045
Other liabilities	9,707			9,562
Total liabilities	818,693			775,744
Shareholders' Equity	93,703			93,541
Total Liabilities and Shareholders' Equity	$912,396			$869,285

Interest Spread(2)			3.60%			3.59%

Net Interest Margin(3)		$16,804	3.79%		$16,141	3.81%

(1)	Loans placed on nonaccrual status are included in loan balances
(2)	Interest spread is the average yield earned on earning assets, less the average rate incurred on interest-bearing liabilities.
(3)	Net interest margin is net interest income, expressed as a percentage of average earning assets.

CONTACT:
Access National Corporation
Michael Clarke, 703-871-2100